SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 27, 2005

ITRONICS INC.

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                                  Texas                                           33-18582                               75-2198369

                  (State or other jurisdiction                      (Commission File                         (IRS Employer

                         of incorporation)                                    Number)                             Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada         89509

                    (Address of Principal Executive Offices)                              Zip Code

Registrant’s telephone number, including area code:   (775) 689-7696

Item 8.01: Other Events

On January 27, 2005 the Company announced that the 2005 Limited Edition of its Silver Nevada Miner Bars will be available in early March. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99          Press release dated January 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                ITRONICS INC.

                                                                                    (Registrant)

Date: February 1, 2005                                                           By: /S/ John W. Whitney

                                                                                                    John W. Whitney

                                                                                                    President, Treasurer and Director

                                                                                                    (Principal Executive and Financial

                                                                                                    Officer)